Exhibit 32.1
CERTIFICATION OF THE
CHIEF EXECUTIVE OFFICER OF
GEORGE FOREMAN ENTERPRISES, INC.
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of George Foreman Enterprises, Inc. (the "Company") on Form 10-Q for the quarter ending March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chuck Gartenhaus, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section  1350, as adopted pursuant to Section  906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Chuck Gartenhaus
Chuck Gartenhaus
Chief Executive Officer
August 25, 2011